EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

Of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital Corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 (the “Form 10-Q”) of the Company fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2015	/s/ Allen F. Grum Allen F. Grum, President (Chief Executive Officer)

Dated: May 5, 2015	/s/ Daniel P. Penberthy Daniel P. Penberthy, Treasurer (Chief Financial Officer)